Mr. Micah Eldred

June 5th, 2014

Endurance Exploration Group Inc.

Ref: 1419-01-EEG

15500 Roosevelt Blvd, Suite 303

St. Petersburg, FL 33760

Subject:  ROV Services

Dear Mr. Eldred,

Eclipse Group Inc. (EGI) is pleased to provide our offer for ROV related services in response to Endurance Exploration Inc.’s (RFP).

Endurance Exploration Group (EEG) has requested EGI to provide two ROV operations personnel for a 4-day expedition to investigate a suspect shipwreck located off the coast of New England.

EEG will provide the operations vessel and all associated equipment. EEG assumes the costs associated with the mobilization of personnel and equipment onto and off the client supplied vessel. EGI will only be responsible for the operations of the client provided equipment.  EEG assumes all liability for all client-supplied equipment.

The stated scope of work to which EGI is responding, is the provision of ROV services to perform wreck survey including:

Monitoring & Observation Operations:

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Seabed survey, visual and sonar

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Recovery of items of interest

Operational Assumptions:

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Commencement date – July 2014

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Duration – Approximatly 4-Days

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Operations location – North Atlantic

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Mobilization / Demobilization port – Gloucester, Massachusetts

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Scope of Work: Wreck Investigation

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Water depth - <1,000 ft.

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Operations tempo – 12-hour

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Client supplied services and information

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Transportation of equipment to mobilization port

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All pier side services related to mobilization and demobilization of personnel and equipment including:

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Cranes

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Fork trucks

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Welding Services

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Local transportation

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Suitable DP II Vessel

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Suitable power for the ROV

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Accommodations and victualing for ROV personnel at no cost to EGI

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Subsea and surface navigation for ROV operations including beacons

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ROV System

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All permissions, licenses and permits

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EGI Supplied Services

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2-man ROV team

Pricing:

Steve Saint Amour - 100,000 shares of restricted shares, with a billable value of $25,000

2nd ROV Technician – Cost

Note: Personnel rates are portal to portal for the mobilization of the system. All third party costs will be charged at cost + 15%

Cost Narrative:

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All quoted rates are in US Dollars and do not include VAT or any other local taxes which will be charged at documented cost +15%

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All port and agent fees will be charged at documented cost +15%

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Visas, work permits etc. which will be charged at documented cost +15%

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The system will be manned for 12-hour operations

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Estimated mobilization time, not including travel: 2-days

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Estimated demobilization time, not including travel: 1-days

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Victualing of EGI Team to the charters account

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Client will provide suitable power for the ROV system at no cost to EGI

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Offer valid for 30-days

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Net 30-days

Company:

Eclipse Group Inc.

Company: Endurance Exploration Group Inc.

Printed Name:

Steve Saint Amour

Printed Name: Micah Eldred

Signed:

Signed:  /s/ Micah Eldred

Date: June 6, 2014

Date: June 24, 2014

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